CALVERT INTERNATIONAL EQUITY FUND
Supplement to
Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
dated February 1, 2016
Calvert Equity Funds Prospectus (Class I)
dated February 1, 2016
Date of Supplement: May 16, 2016
The information in this Supplement updates information in the Prospectus, supersedes any contrary information in the Prospectus or any prior supplement, and should be read in conjunction with the Prospectus.
Effective July 8, 2016, the Prospectus is hereby amended as follows:
Change of Principal Investment Strategies
The following text under "Investments, Risks and Performance – Principal Investment Strategies" in the Fund Summary is deleted:
The Fund invests no more than 5% of its net assets in U.S. companies (excluding High Social Impact and Special Equities investments). See "Special Investment Programs" in this Prospectus.

Special Investment Programs
The second paragraph under "Special Investment Programs" on page 78 of the Prospectus is deleted and replaced by the following text:
Calvert International Opportunities Fund limits investments in U.S. companies to 10% of net assets, excluding High Social Impact Investments and Special Equities.